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
                                                                                                                     EXHIBIT 4.2

     NUMBER                                  [LOGO] HMP                                        SHARES
       HMP                                          Horizon
                                                    Medical
                                                    Products, INC.
  COMMON STOCK                INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA         COMMON STOCK
                                                                                     CUSIP  439903 10 5


                                                                                       SEE REVERSE FOR
                                                                                      CERTAIN DEFINITIONS
This Certifies that








is the owner of


                   SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE S.001 PER SHARE, OF

                                             HORIZON MEDICAL PRODUCTS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this
Certificate properly endorsed.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar
IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate
Seal to be hereunto affixed.

Dated:

   /s/                                       HORIZON MEDICAL PRODUCTS, INC.               /s/
                                                      CORPORATE
                                                        SEAL
                                                        1990                         Chairman and Chief Executive Officer

                            Secretary                 GEORGIA



                                             Countersigned and Registered:
                                                            SUNTRUST BANK, ATLANTA
                                                                                          Transfer Agent
                                             By                                            and Registrar

                                                                                    Authorized Signature
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
                                    HORIZON MEDICAL PRODUCTS, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   - as tenants in common                                UNIF GIFT MIN ACT-                   Custodian
     TEN ENT   - as tenants by the entireties                                          -------------------          ---------------
     JT TEN    - as joint tenants with right of                                              (Cust)                    (Minor)
                 survivorship and not as tenants                                       Under Uniform Gifts to Minors
                 in common
                                                                                       Act
                                                                                          --------------------------
                                                                                                   (State)

                    Additional abbreviations may also be used though not in the above list.



For value received,                                                                            hereby sell, assign and transfer unto
                    ---------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------

----------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              shares
------------------------------------------------------------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                         , Attorney,
-------------------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation, with full power or substitution in the premises.

Dated
     ------------------------------------------------------


                                                            ------------------------------------------------------------------------
                                                  NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                                            WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                            ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                                SIGNATURE(S) GUARANTEED:
                                                            ------------------------------------------------------------------------
                                                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                                            INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND
                                                            CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                                            MEDALLION PROGRAM).  PURSUANT TO S.E.C. RULE 17Ad-15.

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